Exhibit 10.56

Termination and Agreement

This Termination and Agreement is entered as of January 21, 2010 by and among Avago Technologies Limited (the “Company”), Bali Investments S.àr.l., a Luxembourg company (“Bali”), Dick M. Chang and the other parties appearing on the signature pages hereto.

RECITALS

WHEREAS, Mr. Chang has entered into a Management Shareholder Agreement with the Company and Bali (as amended from time to time, the “MSA”);

WHEREAS, Mr. Chang previously submitted his resignation from the Company’s board of directors (the “Board”), effective as of March 4, 2010, and has subsequently indicated that he intends to resign from the Board upon the earlier of (i) the completion of the Offering (as defined below) and (ii) March 4, 2010 (the “Resignation”);

WHEREAS, Mr. Chang has expressed a desire to participate in the offering and sale of ordinary shares of the Company (the “Shares”) held by certain of its shareholders, including Bali, pursuant to the Company’s registration statement on Form S-1 (File No. 333-164368) filed with the Securities and Exchange Commission (the “Offering”), and to include his Shares (upon the exercise of vested options to acquire Shares) in the Offering;

WHEREAS, in connection with the Resignation, the parties hereto desire to terminate the MSA; and

WHEREAS, Bali would like to enable Mr. Chang to sell up to 629,166 Shares in the Offering.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Termination of MSA. Mr. Chang’s MSA is hereby terminated, effective on the earlier of (i) the completion of the Offering and (ii) March 4, 2010.

2. The Offering. Bali hereby agrees that its pro rata allocation of the Shares to be sold in the Offering shall be reduced to the extent necessary to allow Mr. Chang to sell up to 629,166 Shares in the Offering, all of which shall be Firm Shares (as defined in the underwriting agreement relating to the Offering by and among the Company, the selling shareholders named therein and the underwriters of the Offering (the “Underwriting Agreement”)); provided, that none of Mr. Chang’s Shares shall be included as Option Shares (as defined in the Underwriting Agreement).

3. Miscellaneous. This Termination and Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same instrument.

[Signatures to Follow]

This Termination and Agreement is executed this 21st day of January, 2010.

AVAGO TECHNOLOGIES LIMITED

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

BALI INVESTMENTS S.À R.L.

By:	/s/ Kenneth Y. Hao
Name:	Kenneth Y. Hao
Title:	Manager

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Manager

/s/ Dick M. Chang
Dick M. Chang

[Signature Page to Termination and Agreement (Chang)]

This Termination and Agreement is executed this 21st day of January, 2010.

SILVER LAKE PARTNERS II CAYMAN, L.P.
By:	Silver Lake Technology Associates II Cayman, L.P., its General Partner
By:	Silver Lake (Offshore) AIV GP II, Ltd., its General Partner

By:	/s/ Kenneth Y. Hao
Name:	Kenneth Y. Hao
Title:	Director

SILVER LAKE TECHNOLOGY INVESTORS II CAYMAN, L.P.
By:	Silver Lake (Offshore) AIV GP II, Ltd., its General Partner

By:	/s/ Kenneth Y. Hao
Name:	Kenneth Y. Hao
Title:	Director

[Signature Page to Termination and Agreement (Chang)]

This Termination and Agreement is executed this 21st day of January, 2010.

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP
By:	KKR Associates Millennium (Overseas), Limited Partnership, its General Partner
By:	KKR Millennium Limited, its General Partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

KKR EUROPEAN FUND, LIMITED PARTNERSHIP
By:	KKR Associates Europe, Limited Partnership, its General Partner
By:	KKR Europe Limited, its General Partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

KKR EUROPEAN FUND II, LIMITED PARTNERSHIP
By:	KKR Associates Europe II, Limited Partnership, its General Partner
By:	KKR Europe II Limited, its General Partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

KKR PARTNERS (INTERNATIONAL), LIMITED PARTNERSHIP
By:	KKR 1996 Overseas, Limited, its General Partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

[Signature Page to Termination and Agreement (Chang)]